September 28, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	The Calvert Fund (the “Registrant”) (1933 Act File No. 002-76510) on behalf of Calvert Long-Term Income Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated September 23, 2020 to the Statutory Prospectus dated February 1, 2020. The purpose of the filing is to submit the 497(e) filing dated September 23, 2020 in XBRL for the Fund.

Please contact me at (617) 672-8055 if you have any questions or comments.

Very truly yours,

/s/ Deanna Foley

Deanna Foley